EXHIBIT 10.13

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT is entered into as of September 17, 2004 by and between Thomas R. Walkey, an individual (the "Lender"), and Cord Blood America, Inc., a Florida corporation (the "Borrower").

                                    RECITALS:

         A. The Lender has previously loaned Five Hundred Thousand Dollars ($500,000) to the Borrower pursuant to that certain Promissory Note dated August 12, 2004 (the "First Note").

         B. The Lender is willing to loan to the Borrower an additional Five Hundred Thousand Dollars ($500,000), in two installments of Two Hundred Fifty Thousand Dollars ($250,000) each, on the terms and conditions set forth in this Loan Agreement (the "Agreement") and the exhibits attached hereto.

         C. Each of the Lender and the Borrower desires to enter into this Agreement and the instruments contemplated hereby.

         NOW, THEREFORE, in consideration of the Recitals, and respective representations, warranties, covenants and agreements of each of the Lender and the Borrower set forth in this Agreement, each of the Lender and the Borrower agrees as follows:

         1. SECOND LOAN. Simultaneously with the execution and delivery of this Agreement, the Lender is loaning to the Borrower the amount of Two Hundred Fifty Thousand Dollars ($250,000). In order to evidence such loan, simultaneously with the execution and delivery of this Agreement, the Borrower is executing and delivering to the Lender a promissory note in substantially the form of Exhibit A attached hereto (the "Second Note").

         2. THIRD LOAN. On or before October 15, 2004, the Lender shall loan to the Borrower the additional amount of Two Hundred Fifty Thousand Dollars ($250,000). In order to evidence such loan, simultaneously with the funding thereof, the Borrower shall execute and deliver to the Lender a promissory note in substantially the form of Exhibit B attached hereto (the "Third Note").

         3. WARRANTS.

                  (a) Simultaneously with the execution and delivery of this Agreement and the Second Note, and the funding thereof, the Borrower is issuing and delivering to the Lender a warrant to purchase Five Hundred Thousand

(500,000) shares of common stock, par value $.0001 per share, of the Borrower (the "Common Stock"), in substantially the form of Exhibit C attached hereto (the "Warrant").

                  (b) Simultaneously with the execution and delivery of the Third Note and the funding thereof, the Borrower shall issue and deliver to the Lender a warrant to purchase Five Hundred Thousand (500,000) shares of Common Stock, in substantially the form of Exhibit D attached hereto (the "Additional Warrant").

                  (c) If the closing price of the shares of Common Stock is less than Eighteen and Three Fourths Cents ($0.1875) for a period of ninety consecutive days prior to the first date that the Lender exercises either the Warrant or the Additional Warrant (the "Reference Period"), then, upon request by the Lender, the Company shall issue and deliver to the Lender an additional warrant to purchase a fixed number of additional shares of Common Stock at a fixed price (the "Contingent Warrant"). The number of shares of Common Stock into which the Contingent Warrant may be converted shall be determined by dividing (i) One Hundred Thousand (100,000), by (ii) the greater of (A) Seventy-Five Percent (75%) of the mean closing price of the shares of Common Stock during the Reference Period or (B) Seven and One-Half Cents ($0.075). The exercise price of the Contingent Warrant shall be equal to the greater of (i) Seventy-Five Percent (75%) of the mean closing price of the shares of Common Stock during the Reference Period or (ii) Seven and One-Half Cents ($0.075). The Contingent Warrant shall otherwise be in substantially the form of Exhibit E attached hereto. Prior to the issuance and delivery of the Contingent Warrant, the Lender shall execute and deliver to the Borrower a written instrument, in form and in substance reasonably acceptable to the Borrower and its counsel, containing representations, warranties, covenants and agreements of the Lender substantially similar to those set forth in this Agreement.

         4. TRANSACTION DOCUMENTS. For purposes of this Agreement, the term "Transaction Documents" means, collectively, the First Note, the Second Note, the Third Note, the Warrant and the Additional Warrant. For purposes of this Agreement, the term "Transaction Documents" does not include the Contingent Warrant.

         5. SECURITIES LAWS REPRESENTATIONS, WARRANTIES AND COVENANTS. In order to induce the Borrower to execute and deliver this Agreement and to engage in the transactions contemplated hereby, the Lender represents and warrants to, and covenants and agrees with, the Borrower as follows:

                  (a) The Lender acknowledges that the offer, issuance and sale to him of the Transaction Documents is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), in reliance on one or more exemptions for private offerings.

                  (b) The Lender acknowledges receipt of copies of the Borrower's Registration Statement on Form 10-SB, Amendment Number 1 to Registration Statement on Form 10-SB, and Quarterly Report on Form 10-QSB for the period ended June 30, 2004, and the exhibits attached to all of the foregoing, all as previously filed with the United States Securities and Exchange Commission (collectively, the "Disclosure Documents"). The Lender acknowledges that neither this offering nor the Disclosure Documents have been passed upon or the merits thereof endorsed or approved by any governmental authority.

                  (c) The Lender represents and warrants to the Borrower that the Lender (i) has thoroughly reviewed and understood the Disclosure Documents, and (ii) has had the opportunity to ask questions of, and to receive answers from, officers and employees of the Borrower concerning the Borrower and its business, affairs and operations, and the transactions contemplated by this Agreement, and to obtain any additional information necessary to verify the accuracy of the Disclosure Documents. The Lender acknowledges that the Borrower's officers and employees have answered all inquiries made on behalf of the Lender to the satisfaction of the person or persons making such inquiry.

                  (d) The Lender represents and warrants to the Borrower that the Lender, by virtue of his education, training and experience, has such knowledge and experience in financial and business matters that he is capable of understanding the information provided to him by the Borrower and of evaluating the merits and risks of his investment in the Company.

                  (e) The Lender represents and warrants to the Borrower that he is an "accredited investor," as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Act.

                  (f) The Transaction Documents are being acquired solely for the account of the Lender, for investment, and not with a view to, or for resale in connection with, any "distribution" within the meaning of the Act. By such representation, the Lender means that no other person has a beneficial interest in the Transaction Documents and that no other person has furnished or will furnish, directly or indirectly, any part of or guarantee the payment of any part of the consideration delivered to the Borrower in connection therewith. The Lender does not intend to distribute all or any part of the Transaction Documents and understands that the Transaction Documents are being offered pursuant to a specific exemption or exemptions under the provisions of the Act, which exemption(s) depends, among other things, upon the investment intent of the Lender. The Lender realizes that, in the view of the Securities and Exchange Commission, a purchase now with an intent to resell by reason of any foreseeable specific contingency or an anticipated change in market value or in the condition of the Borrower or of its property, or in connection with a contemplated liquidation or settlement of any loan obtained by the Lender for the acquisition of such security would represent a purchase with an intent inconsistent with the foregoing representation by the Lender, and that such a sale or disposition might be regarded as a deferred sale as to which an exemption is not available. The Lender shall not sell short any shares of Common Stock or otherwise engage in any hedging transaction involving shares of Common Stock.

                  (g) The Lender understands and acknowledges that the Borrower has not registered, and has no obligation or present intention to register, under the Act or any applicable securities laws of any jurisdiction the Transaction Documents. The Lender further acknowledges that no representations to the contrary have been made by any person on behalf of the Borrower in connection with the Lender's acquisition of the Transaction Documents.

                  (h) The Lender acknowledges and agrees that none of the Transaction Documents may be sold, assigned, transferred, conveyed, pledged or otherwise disposed of unless they are registered under the Act or an exemption from such registration is available. The Lender acknowledges and agrees that the Transaction Documents constitute "restricted securities," as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Act, and, unless sooner registered for sale under the Act, may not be sold for a period of one year from and after the date of this Agreement and then only subject to the volume limitations set forth in Rule 144. Stop transfer instructions will be placed by the Borrower against the Transaction Documents, and the Borrower shall not permit the transfer or other disposition of the Transaction Documents, unless and until such transfer or other disposition complies with all applicable laws, rules and regulations.

                  (i) The Lender acknowledges that the Warrant and the Additional Warrant will all bear a restrictive legend in substantially the following form:

                  THIS WARRANT AND THE SHARES OF COMMON STOCK INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
         SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

                  (j) The Lender acknowledges that any and all certificates representing the Shares into which the Warrant or the Additional Warrant may be converted will bear a restrictive legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

                  (k) The Lender represents and warrants to the Borrower that
(i) he has full power and authority to execute and deliver this Agreement, (ii) this Agreement has been duly and validly executed and delivered by the Lender and constitutes the legal, valid and binding obligation of the Lender and (iii) this Agreement is enforceable against the Lender in accordance with its terms.

         6. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lender to execute and deliver this Agreement and to engage in the transactions contemplated hereby, the Borrower represents and warrants to the Lender that (a) it has full power and authority to execute and deliver the Transaction Documents, (b) the execution and delivery by the Borrower of the Transaction Documents and the performance by it of its obligations hereunder and thereunder have been authorized by all necessary corporate action of the Borrower, (c) each of the Transaction Documents has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower and (d) each of the Transaction Documents is enforceable against the Borrower in accordance with its respective terms.

         7. SURVIVAL; INDEMNIFICATION.

                  (a) The representations, warranties, covenants, agreements and indemnities of each of the Lender and the Borrower shall survive the execution, delivery and performance of the Transaction Documents.

                  (b) The Lender acknowledges that the Borrower and its shareholders, directors, officers, employees, attorneys and agents are relying upon the representations, warranties, covenants and agreements of the Lender set forth in this Agreement. The Lender shall indemnify and hold harmless the Borrower and its shareholders, directors, officers, employees, attorneys and agents from, against and in respect of the full amount of any and all liabilities, damages, claims, taxes, losses, penalties, interest, costs and expenses, including without limitation reasonable fees and disbursements of legal counsel, arising from, in connection with, or incident to, any breach or violation, or any alleged breach or violation, by the Lender of any or all of his representations, warranties, covenants and agreements set forth in this Agreement.

                  (c) The Borrower acknowledges that the Lender is relying upon the representations, warranties, covenants and agreements of the Borrower set forth in this Agreement. The Borrower shall indemnify and hold harmless the Lender from, against and in respect of the full amount of any and all liabilities, damages, claims, taxes, losses, penalties, interest, costs and expenses, including without limitation reasonable fees and disbursements of legal counsel, arising from, in connection with, or incident to, any breach or violation, or any alleged breach or violation, by the Borrower of any or all of its representations, warranties, covenants and agreements set forth in this Agreement.

         8. GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted in accordance, with the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.

         9. NOTICES. Any and all notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, or when delivered by mail, by registered or certified mail, postage prepaid, return receipt requested, to the respective parties at the following respective addresses:

If to the Lender:                   Thomas R. Walkey
                                    8 Hamlin's Crossing
                                    Dover, Massachusetts 02030

If to the Borrower:                 Cord Blood America, Inc.
                                    10940 Wilshire Boulevard, Sixth Floor
                                    Los Angeles, California  90024
                                    Attention:  Matthew L. Schissler, CEO

or to such other address as either party may from time to time give written notice of to the other in accordance with the provisions of this Section 9.

         10. ENTIRE AGREEMENT. This Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by all of the parties hereto.

         11. BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns. Neither this Agreement nor any of the rights of the Lender hereunder shall be sold, assigned, transferred, conveyed, pledged or otherwise disposed of by the Lender.

         12. JURISDICTION AND VENUE. Any claim or dispute arising out of, connected with, or in any way related to this Agreement or the Transaction Documents shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and the parties to this Agreement consent to the personal jurisdiction of and venue in such courts. In no event shall either party to this Agreement contest the personal jurisdiction of such courts over or the venue of such courts.

         13. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.


         IN WITNESS WHEREOF, each of the Lender and the Borrower has executed and delivered this Agreement as of the date first written above.




                                    /s/ Thomas R. Walkey
                                    ---------------------------------------
                                             Thomas R. Walkey



                                    CORD BLOOD AMERICA, INC.




                                    By /s/ Matthew L. Schissler
                                       ------------------------------------
                                             Matthew L. Schissler, Chairman and
                                             Chief Executive Officer

                                    EXHIBIT A

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, CORD BLOOD AMERICA, INC., a Florida corporation (the "Maker"), promises to pay to the order of Thomas R. Walkey, an individual (the "Payee"), the principal amount of Two Hundred Fifty Thousand United States of America Dollars (U.S. $250,000.00), together with simple interest on the principal amount of this Promissory Note (the "Note") from time to time outstanding at the rate of ten percent (10%) per annum.

         MONTHLY PAYMENTS. The Maker has previously executed and delivered to the Payee a promissory note dated August 12, 2004 in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "First Note"). If the principal amount of the First Note, together with all interest accrued thereon, is paid in full, then, commencing on the first to occur of (i) the date that the First Note is so paid in full or (ii) February 15, 2005, and continuing on the fifteenth day of each calendar month thereafter through and including August 15, 2005, the Maker shall pay to the Payee or other holder hereof an amount equal to five percent (5%) of the Maker's consolidated revenues, determined in accordance with generally accepted accounting principles applied on consistent basis with prior periods, for the immediately preceding calendar month. Any amount paid to the Payee or other holder hereof shall be applied first to interest accrued to the date of such payment and then to the principal amount of this Note then outstanding. The entire principal amount of this Note, together with any and all unpaid interest accrued thereon, shall be finally due and payable on September 15, 2005.

         PRE-PAYMENT. The principal amount of this Note and any interest accrued thereon may be prepaid in whole or in part at any time prior to maturity without premium or penalty of any kind.

         EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Note:

         (a) The Maker shall fail for any reason to make any payment, whether of principal, interest or otherwise, when due and payable pursuant to the provisions of this Note;

         (b) The Maker shall fail to observe or to perform any or all of its material agreements, covenants and obligations, or shall otherwise breach, violate or default under, any material agreement, note, mortgage, lease, contract, guaranty or other instrument to which it is a party or by which it or a substantial portion of its properties or assets are bound;

         (c) A final judgment shall be entered against the Maker which is not satisfied or bonded in full within sixty (60) days after the date of the entry thereof;

         (d) Any or all of the assets and properties of the Maker shall be levied upon, seized or attached;

         (e) The Maker shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition under any bankruptcy, insolvency or other law for the relief or aid of debtors, (iii) make any assignment for the benefit of its creditors or (iv) enter into any composition agreement;

         (f) An involuntary petition shall be filed against the Maker under any bankruptcy, insolvency or other law for the relief or aid of debtors, which involuntary petition is not dismissed within sixty (60) days after the date of the filing thereof;

         (g) Any court of competent jurisdiction shall find that the Maker is insolvent or bankrupt;

         (h) A receiver or trustee shall be appointed for the Maker or for all or a substantial portion of its assets and properties; or

         (i) The Maker shall cease to conduct its business, adopt any plan of liquidation, liquidate or dissolve.

         REMEDIES. Upon the occurrence of any Event of Default, at the option of the Payee or other holder hereof:

         (1) all amounts outstanding hereunder, whether principal, interest or otherwise, shall become immediately due and payable;

         (2) simple interest shall accrue on the then outstanding principal amount hereof from the date of any such Event of Default to the date of payment in full of the then outstanding principal amount hereof at the highest rate of interest permitted by the laws of the State of Florida; and

         (3) the Maker shall pay all reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys' fees, costs and expenses, paid or incurred by the Payee or other holder hereof, whether paid or incurred in connection with collection by suit or otherwise.

         WAIVERS. The Maker and each endorser of this Promissory Note severally waives demand, protest, presentment and notice of maturity, non-payment or protest and any and all requirements necessary to hold each of them liable as a maker or endorser hereof.

         The waiver by the Payee or other holder of this Promissory Note of the Maker's prompt and complete performance of, or default under, any provision of this Promissory Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Payee or other holder hereof to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

         GOVERNING LAW. This Note shall be governed by, and shall be construed and interpreted in accordance, with the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.

         ENTIRE AGREEMENT. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Note may not be modified, amended, altered or changed unless by a written instrument executed and delivered by the Maker.

         BENEFITS; BINDING EFFECT. This Note shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

         HEADINGS. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.


         IN WITNESS WHEREOF, the Maker, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Note on September 17, 2004.


                            CORD BLOOD AMERICA, INC.




                            By
                              -------------------------------------------------
                                      Matthew L. Schissler,
                                      Chairman and Chief Executive Officer

                                    EXHIBIT B

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, CORD BLOOD AMERICA, INC., a Florida corporation (the "Maker"), promises to pay to the order of Thomas R. Walkey, an individual (the "Payee"), the principal amount of Two Hundred Fifty Thousand United States of America Dollars (U.S. $250,000.00), together with simple interest on the principal amount of this Promissory Note (the "Note") from time to time outstanding at the rate of ten percent (10%) per annum.

         MONTHLY PAYMENTS. The Maker has previously executed and delivered to the Payee a promissory note dated August 12, 2004 in the original principal amount of Five Hundred Thousand Dollars ($500,000.00) and a promissory note dated September 17, 2004 in the original principal amount of Two Hundred Fifty Thousand Dollars (collectively, the "Notes"). If the respective principal amounts of both of the Notes, together with all interest accrued thereon, are paid in full, then, commencing on the first to occur of (i) the date on which both of the Notes are so paid in full or (ii) February 15, 2005, and continuing on the fifteenth day of each calendar month thereafter through and including September 15, 2005, the Maker shall pay to the Payee or other holder hereof an amount equal to five percent (5%) of the Maker's consolidated revenues, determined in accordance with generally accepted accounting principles applied on consistent basis with prior periods, for the immediately preceding calendar month. Any amount paid to the Payee or other holder hereof shall be applied first to interest accrued to the date of such payment and then to the principal amount of this Note then outstanding. The entire principal amount of this Note, together with any and all unpaid interest accrued thereon, shall be finally due and payable on October 15, 2005.

         PRE-PAYMENT. The principal amount of this Note and any interest accrued thereon may be prepaid in whole or in part at any time prior to maturity without premium or penalty of any kind.

         EVENTS OF DEFAULT. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Note:

         (a) The Maker shall fail for any reason to make any payment, whether of principal, interest or otherwise, when due and payable pursuant to the provisions of this Note;

         (b) The Maker shall fail to observe or to perform any or all of its material agreements, covenants and obligations, or shall otherwise breach, violate or default under, any material agreement, note, mortgage, lease, contract, guaranty or other instrument to which it is a party or by which it or a substantial portion of its properties or assets are bound;

         (c) A final judgment shall be entered against the Maker which is not satisfied or bonded in full within sixty (60) days after the date of the entry thereof;

         (d) Any or all of the assets and properties of the Maker shall be levied upon, seized or attached;

         (e) The Maker shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a voluntary petition under any bankruptcy, insolvency or other law for the relief or aid of debtors, (iii) make any assignment for the benefit of its creditors or (iv) enter into any composition agreement;

         (f) An involuntary petition shall be filed against the Maker under any bankruptcy, insolvency or other law for the relief or aid of debtors, which involuntary petition is not dismissed within sixty (60) days after the date of the filing thereof;

         (g) Any court of competent jurisdiction shall find that the Maker is insolvent or bankrupt;

         (h) A receiver or trustee shall be appointed for the Maker or for all or a substantial portion of its assets and properties; or

         (i) The Maker shall cease to conduct its business, adopt any plan of liquidation, liquidate or dissolve.

         REMEDIES. Upon the occurrence of any Event of Default, at the option of the Payee or other holder hereof:

         (1) all amounts outstanding hereunder, whether principal, interest or otherwise, shall become immediately due and payable;

         (2) simple interest shall accrue on the then outstanding principal amount hereof from the date of any such Event of Default to the date of payment in full of the then outstanding principal amount hereof at the highest rate of interest permitted by the laws of the State of Florida; and

         (3) the Maker shall pay all reasonable costs and expenses of collection of this Note, including without limitation reasonable attorneys' fees, costs and expenses, paid or incurred by the Payee or other holder hereof, whether paid or incurred in connection with collection by suit or otherwise.

         WAIVERS. The Maker and each endorser of this Promissory Note severally waives demand, protest, presentment and notice of maturity, non-payment or protest and any and all requirements necessary to hold each of them liable as a maker or endorser hereof.

         The waiver by the Payee or other holder of this Promissory Note of the Maker's prompt and complete performance of, or default under, any provision of this Promissory Note shall not operate nor be construed as a waiver of any subsequent breach or default and the failure by the Payee or other holder hereof to exercise any right or remedy which it may possess hereunder shall not operate nor be construed as a bar to the exercise of any such right or remedy upon the occurrence of any subsequent breach or default.

         GOVERNING LAW. This Note shall be governed by, and shall be construed and interpreted in accordance, with the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.

         ENTIRE AGREEMENT. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter. This Note may not be modified, amended, altered or changed unless by a written instrument executed and delivered by the Maker.

         BENEFITS; BINDING EFFECT. This Note shall be for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

         HEADINGS. The headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.


         IN WITNESS WHEREOF, the Maker, by and through its undersigned officer thereunto duly authorized, has executed and delivered this Note on October ___, 2004.


                             CORD BLOOD AMERICA, INC.




                             By
                               -----------------------------------------------
                                      Matthew L. Schissler,
                                      Chairman and Chief Executive Officer

                                    EXHIBIT C

NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.


                            CORD BLOOD AMERICA, INC.

               WARRANT TO PURCHASE 500,000 SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, THOMAS R. WALKEY or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from CORD BLOOD AMERICA, INC., a Florida corporation (the "Issuer"), Five Hundred Thousand (500,000) fully paid, validly issued and non-assessable shares of common stock, par value $.0001 per share (the "Common Stock"), of the Issuer (the "Shares"), at a price equal to Eighteen and Three-Fourths Cents ($0.1875) per share. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time prior to 5:00 p.m., Eastern time, on September 16, 2009. The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as the "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         1. EXERCISE OF WARRANT. This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check. As soon as practicable after the exercise of this Warrant, and in any event within five New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or his designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Securities Act of 1933. If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         2. RESERVATION OF SHARES. The Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         7. ANTI-DILUTION RIGHTS. If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of shares of Common Stock, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding shares of Common Stock are changed into the same or a different number of shares of Common Stock of the same or another class or classes of stock of the Issuer, then the Issuer shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (i) such event and (ii) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof to the Issuer upon the full exercise of this Warrant remains the same.

         8. SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         9. AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         10. GOVERNING LAW. This Warrant shall be governed by, and shall be construed and interpreted in accordance with, the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.
         11. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.

         12 BENEFITS; BINDING EFFECT. This Warrant shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

         13. JURISDICTION AND VENUE. Any claim arising out of, connected with, or in any way related to this Warrant which results in litigation shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and all parties to this Warrant consent to the personal jurisdiction of and venue in such courts. In no event shall either party to this Warrant contest the personal jurisdiction of such courts over or the venue of such courts with respect to any such litigation.

         14. HEADINGS. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.


         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized as of September 17, 2004.


                               CORD BLOOD AMERICA, INC.




                               By
                                  ----------------------------------------
                                        Matthew L. Schissler, Chairman and
                                        Chief Executive Officer

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant as to ________ Shares and hereby makes payment of $_________ in payment of the actual exercise price thereof.



INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name:________________________________________________________________________
                  (Please type or print in block letters)



Address:______________________________________________________________________



Dated:________________________________________________________________________



Signature:_____________________________________________________________________

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED,________________________________________hereby sells, assigns and transfer unto


Name:________________________________________________________________________
                  (Please type or print in block letters)


Address:______________________________________________________________________


the right to purchase Shares represented by this Warrant to the extent of _______________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________ as Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.



Dated:______________________________



Signature:_____________________________________________________________________

                                    EXHIBIT D

NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.


                            CORD BLOOD AMERICA, INC.

               WARRANT TO PURCHASE 500,000 SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, THOMAS R. WALKEY or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from CORD BLOOD AMERICA, INC., a Florida corporation (the "Issuer"), Five Hundred Thousand (500,000) fully paid, validly issued and non-assessable shares of common stock, par value $.0001 per share (the "Common Stock"), of the Issuer (the "Shares"), at a price equal to Eighteen and Three-Fourths Cents ($0.1875) per share. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time prior to 5:00 p.m., Eastern time, on October ___, 2009. The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as the "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         1. EXERCISE OF WARRANT. This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check. As soon as practicable after the exercise of this Warrant, and in any event within five New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or his designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Securities Act of 1933. If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         2. RESERVATION OF SHARES. The Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         7. ANTI-DILUTION RIGHTS. If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of shares of Common Stock, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding shares of Common Stock are changed into the same or a different number of shares of Common Stock of the same or another class or classes of stock of the Issuer, then the Issuer shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (a) such event and (b) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof to the Issuer upon the full exercise of this Warrant remains the same.

         8. SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         9. AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         10. GOVERNING LAW. This Warrant shall be governed by, and shall be construed and interpreted in accordance with, the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.

         11. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.

         12 BENEFITS; BINDING EFFECT. This Warrant shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

         13. JURISDICTION AND VENUE. Any claim arising out of, connected with, or in any way related to this Warrant which results in litigation shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and all parties to this Warrant consent to the personal jurisdiction of and venue in such courts. In no event shall either party to this Warrant contest the personal jurisdiction of such courts over or the venue of such courts with respect to any such litigation.

         14. HEADINGS. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.


         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized as of October ___, 2004.


                                   CORD BLOOD AMERICA, INC.




                                   By
                                     ------------------------------------------
                                            Matthew L. Schissler, Chairman and
                                            Chief Executive Officer

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant as to ________ Shares and hereby makes payment of $_________ in payment of the actual exercise price thereof.



INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name:________________________________________________________________________
                  (Please type or print in block letters)



Address:______________________________________________________________________



Dated:________________________________________________________________________



Signature:_____________________________________________________________________

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED,________________________________________hereby sells, assigns and transfer unto


Name:________________________________________________________________________
                  (Please type or print in block letters)


Address:______________________________________________________________________


the right to purchase Shares represented by this Warrant to the extent of _______________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________ as Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.



Dated:______________________________



Signature:_____________________________________________________________________

                                    EXHIBIT E

NEITHER THIS WARRANT NOR THE SHARES UNDERLYING THIS WARRANT MAY BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
SECTION 5 OF THAT ACT.


                            CORD BLOOD AMERICA, INC.

                WARRANT TO PURCHASE _____ SHARES OF COMMON STOCK


         FOR VALUE RECEIVED, THOMAS R. WALKEY or his transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from CORD BLOOD AMERICA, INC., a Florida corporation (the "Issuer"), __________________ (_______) fully paid, validly issued and non-assessable shares of common stock, par value $.0001 per share (the "Common Stock"), of the Issuer (the "Shares"), at a price equal to ________________ Cents ($0.____) per share. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time prior to 5:00 p.m., Eastern time, on _______________ [five years from date of Warrant]. The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as the "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."

         1. EXERCISE OF WARRANT. This Warrant may be exercised by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the Warrant Shares. Payment shall be made by wire transfer or by certified or official bank check. As soon as practicable after the exercise of this Warrant, and in any event within five New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or his designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Securities Act of 1933. If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

         2. RESERVATION OF SHARES. The Issuer shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4. TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

         5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

         7. ANTI-DILUTION RIGHTS. If at any time after the date hereof the Issuer declares or authorizes any dividend (other than a cash dividend), stock split, reverse stock split, combination, exchange of shares of Common Stock, or there occurs any recapitalization, reclassification (including any consolidation or merger), sale or acquisition of property or stock, reorganization or liquidation, or if the outstanding shares of Common Stock are changed into the same or a different number of shares of Common Stock of the same or another class or classes of stock of the Issuer, then the Issuer shall cause effective provision to be made so that the Holder shall, upon exercise of this Warrant following such event, be entitled to receive the number of shares of stock or other securities or the cash or property of the Issuer (or of the successor corporation or other entity resulting from any consolidation or merger) to which the Warrant Shares (and any other securities) deliverable upon the exercise of this Warrant would have been entitled if this Warrant had been exercised immediately prior to the earlier of (a) such event and (b) the record date, if any, set for determining the stockholders entitled to participate in such event, and the Exercise Price shall be adjusted appropriately so that the aggregate amount payable by the Holder hereof to the Issuer upon the full exercise of this Warrant remains the same.

         8. SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

         9. AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

         10. GOVERNING LAW. This Warrant shall be governed by, and shall be construed and interpreted in accordance with, the laws of the United States of America and the State of Florida, without giving effect to the principles of conflicts of laws thereof.

         11. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and arrangements, both oral and written, between the parties with respect to such subject matter.

         12 BENEFITS; BINDING EFFECT. This Warrant shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

         13. JURISDICTION AND VENUE. Any claim arising out of, connected with, or in any way related to this Warrant which results in litigation shall be instituted by the complaining party and adjudicated in a court of competent jurisdiction located in Orange County, Florida, and all parties to this Warrant consent to the personal jurisdiction of and venue in such courts. In no event shall either party to this Warrant contest the personal jurisdiction of such courts over or the venue of such courts with respect to any such litigation.

         14. HEADINGS. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.


         IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed and delivered by its undersigned officer thereunto duly authorized as of _________, 200__.


                                      CORD BLOOD AMERICA, INC.




                                      By
                                        --------------------------------------
                                             Matthew L. Schissler, Chairman and
                                             Chief Executive Officer

                                  PURCHASE FORM


         The undersigned hereby irrevocably elects to exercise the within Warrant as to ________ Shares and hereby makes payment of $_________ in payment of the actual exercise price thereof.



INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK:


Name:________________________________________________________________________
                  (Please type or print in block letters)



Address:______________________________________________________________________



Dated:________________________________________________________________________



Signature:_____________________________________________________________________

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED,________________________________________hereby sells, assigns and transfer unto


Name:________________________________________________________________________
                  (Please type or print in block letters)


Address:______________________________________________________________________


the right to purchase Shares represented by this Warrant to the extent of _______________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________ as Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.



Dated:______________________________



Signature:_____________________________________________________________________